NOTICE OF GUARANTEED DELIVERY

FOR
GATX FINANCIAL CORPORATION

Unregistered 6.273% Senior Notes due 2011

($165,265,000 aggregate principal amount
outstanding issued June 22, 2004)

        This form or one substantially equivalent hereto must be used to accept the Exchange Offer of GATX Financial Corporation (the “Company”) made pursuant to the Prospectus, dated [                    ] (the “Prospectus”), if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach JPMorgan Chase Bank, as exchange agent (the “Exchange Agent”) prior to 5:00 P.M., New York City time, on [                    ], 2004, unless extended (the “Expiration Date”). Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender the outstanding 6.273% Senior Notes due 2011 of the Company (the “Original Notes”) pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof or Agent’s Message in lieu thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein shall have the respective meanings ascribed to them in the Prospectus.

Delivery To:

JPMORGAN CHASE BANK, EXCHANGE AGENT

By Mail, Hand or Overnight Courier:

JPMorgan Chase Bank

2001 Bryan Street, 10th Floor
Dallas, Texas 75201

Attention: Frank Ivins

By Facsimile Transmission (for Eligible Institutions only): (214) 468-6494	Confirm by Telephone: (214) 468-6464

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

      Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedure described in “The Exchange Offer — Guaranteed Delivery Procedures” section of the Prospectus.

      Must be signed by the holder(s) of Original Notes as their name(s) appear(s) on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

Principal Amount of Original Notes Tendered:*

$

If Original Notes will be delivered by book-entry
transfer to The Depository Trust Company,
provide account number.

Account Number

PLEASE SIGN HERE

Principal Amount at Maturity of Old Notes

Tendered:*

If Original Notes will be delivered by book-entry transfer to the Depository Trust Company, provide account number.

Total Principal Amount at Maturity Represented by Original Notes Certificate(s):

$

Account Number

Please Sign Here

X

X

Signature(s) of Owner(s) or Authorized Signatory

Date

Area Code and Telephone Number:

Please Print Name(s) and Address(es)

Name(s):

Capacity:

*	Must be in denominations of $1,000 and any integral multiple thereof.

Must be in denominations of $1,000 and any integral multiple thereof.	Address(es):

X

X

Signature(s) of Owner(s) or Authorized Signatory	Date

Area Code and Telephone Number:

Please Print Name(s) and Address(es)

Name(s):

Capacity:

Address(es):

ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

GUARANTEE

(NOT TO BE USED FOR SIGNATURE GUARANTEES)

      The undersigned, a financial institution that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Original Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Original Notes into the Exchange Agent’s account at The Depository Trust Company pursuant to the procedures set forth in “The Exchange Offer — Guaranteed Delivery Procedures” section of the Prospectus, together with one or more properly and duly executed Letters of Transmittal (or facsimile thereof or Agent’s Message in lieu thereof) and any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.

Name of Firm

Authorized Signature

Address

Zip Code

Title

Name:

(Please Type or Print)

Area Code and Tel. No.

Dated